SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   May 20, 2011

Kangye International Holdings, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	000-54040	27-3819708
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Xinghuacun B5 Yijing Garden, Luohu District Shenzhen, Guangdong, China	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 769 2614-9999

Europa Acquisition IV, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 20, 2011, Europa Acquisition IV, Inc., (the “Company”) filed a Certificate of Amendment to its Articles of Incorporation with the State of Nevada changing the Company’s name to Kangye International Holdings, Inc. and  increasing the number of authorized common stock shares from 100,000,000 to 1,000,000,000, Par Value $0.001.

Item 9.01 Financial Statement and Exhibits.

(d)	EXHIBITS

Exhibit 3.1.  Certificate of Amendment filed with the State of Nevada

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Kangye International Holdings, Inc.

By:  /s/ Siwei Wang
Name: Siwei Wang
Title: President and Chief Executive Officer

Dated: May 26, 2010